EXHIBIT 32

     In connection with the quarterly report of Security Devices International, Inc., (the "Company") on Form 10-Q for the quarter ended February 28, 2009 as filed with the Securities and Exchange Commission on the date hereof (the
"Report") Sheldon Kales, the Principal Executive Officer of the Company and Rakesh Malhotra, the Principal Financial Officer of the Company, certify pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:



     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the company.


 April 7, 2009                            /s/ Sheldon Kales
                                          ------------------------------
                                          Sheldon Kales, Principal Executive
                                          Officer







 April 8, 2009                            /s/ Rakesh Malhotra
                                          ------------------------------
                                          Rakesh Malhotra, Principal Financial
                                          Officer